Exhibit 10.2

© AMERICAN EXPRESS	PROPRIETARY & CONFIDENTIAL

AMENDMENT NUMBER 1

To SOW No. 4

This Amendment Number 1 (“Amendment”) is made and entered into this 25 day of September, 2012 shall serve to amend the Statement of Work No. 4 (“SOW No. 4”) of the Master Service Agreement for Application Service Provider dated December 3, 2009, between American Express Travel Related Services Company, Inc., a New York corporation, having offices at the World Financial Center, 200 Vesey Street, New York, NY 10285 (“Amexco” or “AXP”) and TRX, Inc., a Georgia corporation having offices at 2970 Clairmont Road, Suite 300, Atlanta, GA 30329 (“Supplier” or “TRX”) (the “Agreement”) with reference to the following:

A. Amexco and Supplier entered into a SOW No. 4 CW175316 for certain * services executed by the parties on or about December 1st 2010; and

B. Amexco and Supplier wish to amend certain of their understandings as set forth in the SOW No. 4, specifically to address certain * required by the * services obtained by Supplier on Amexco’s behalf.

NOW, THEREFORE, in consideration of the mutual promises and agreements set forth below, the parties agree as follows:

1.	AMENDED TERM(S)

A. Charges: Below are the agreed charges to be paid by Amexco to Supplier in accordance with Section 16 of the Agreement for the *.

*

2.	GENERAL

A. Except as otherwise modified herein, the capitalized terms used in this Amendment shall have the meaning specified in the Agreement.

B. Except as amended herein, the remaining terms and conditions of the Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, Supplier and Amexco have caused this Amendment Number 1 to SOW No. 4 to be executed on their behalf by their duly authorized officers, all as of the date first above-written.

American Express Travel Related Services Company, Inc.		TRX, Inc.

By:	/s/ Marc Washburn	By:	/s/ David D. Cathcart

Name:	Marc Washburn	Name:	David D. Cathcart
	(Type or print)		(Type or print)

Title:	Procurement Manager	Title:	CFO

Date:	9/29/12	Date:	27 September 2012

* CONFIDENTIAL TREATMENT REQUESTED

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